UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) December 16, 2020

American River Bankshares

(Exact name of registrant as specified in its charter)

California	0-31525	68-0352144
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Zinfandel Drive, Suite 450, Rancho Cordova, California	95670
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 851-0123

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	AMRB	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)(1) On December 16 2020, the Board of Directors of American River Bankshares (the “Company”), parent of American River Bank (the “Bank”) approved the American River Bankshares Executive Annual Incentive Plan (the “Plan”). The Plan sets the performance metrics and the weightings for incentive compensation for the Company’s executive officers. The Plan requires that a minimum level of quality of Bank performance be achieved before any incentive compensation may be payable under the Plan. Assuming the minimum metric level of quality of Bank performance is achieved, the Company’s executive officers are eligible to receive incentive compensation under the Plan based on the weightings assigned to the following performance metrics:

Pretax/Pre Provision for Loan and Lease Losses	25.00%
Net Income after Tax	25.00%
ROE Relative to Internal Target	20.00%
Credit Quality	15.00%
Quality of Bank Performance	15.00%

Each of the performance metrics (other than Quality of Bank Performance) are set at a minimum percentage of 80% of target, which results in incentive compensation equal to 50% of the available payout for that particular metric. The maximum performance for each of these metrics is set at 115% of target which would result in incentive compensation equal to 150% of the available payout for that particular metric. Results achieved between the minimum and maximum would result in a pro rata share of the incentive available.

The targeted incentive as a percent of salary for the Company’s Chief Executive Officer is set at 50%, and for all of the other Company’s executive officers, is set at 30%.

The foregoing description is qualified by reference to the Plan which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

(e)(2) On December 16, 2020, the Board of Directors of the Company, made a change to the American River Bankshares Deferred Compensation Plan to eliminate the ability for the Company to defer the timing of compensation payments to avoid the provisions of Internal Revenue Code Section 162(m).

The foregoing description is qualified by reference to the Second Amendment to American River Bankshares Deferred Compensation Plan which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements Not Applicable.

(b)	Pro Forma Financial Information Not Applicable.

(c)	Shell Company Transactions Not Applicable.

(d)	Exhibits

(10.1) American River Bankshares Executive Annual Incentive Plan.

(10.2) Second Amendment to American River Bankshares Deferred Compensation Plan.

(104) Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

/s/ Mitchell A. Derenzo
December 17, 2020	Mitchell A. Derenzo, Chief Financial Officer